UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2006

Diabetic Treatment Centers of America, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-382580	59-3733133
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

5401 S. Kirkman Road

Suite 310

Orlando, Florida 32819

(407) 926-6180

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Other Events and Regulation FD Disclosure.

As of August 21, 2006 Diabetic Treatment Centers of America, Inc. reached agreements to convert all of its Notes Payable from certain shareholders into common stock of the company. The Company issued 8,369,900 shares of our common stock to satisfy the principal balances and all unpaid interest of the notes payable.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Diabetic Treatment Centers of America, Inc.

Dated: August 25, 2006	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer and Director